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                               FIRST AMENDMENT TO
                    RECEIVABLES PURCHASE AND SALE AGREEMENT

This First Amendment to Receivables Purchase and Sale Agreement (the "Amendment") is entered into as of August 29, 1996 by and among HEALTHPARTNERS FUNDING, L.P., a Delaware limited partnership ("Purchaser"), and WENDT-BRISTOL DIAGNOSTICS COMPANY, L.P., a Delaware limited partnership, THE WENDT-BRISTOL COMPANY, a Delaware corporation, ETHAN ALLEN CARE CENTER, INC., an Ohio corporation, and WENDT-BRISTOL HOME HEALTH CARE COMPANY, an Ohio corporation (collectively, the "Original Sellers"), and HEALTH AMERICA, INC., ("HAI") an Ohio corporation, and AMERICAN CARE CENTER, INC., ("ACC") an Ohio corporation (collectively, the "New Sellers"). The Original Sellers and the New Sellers are referred to collectively herein as "Seller").


                                   WITNESSETH

WHEREAS, the Original Sellers and Purchaser entered into that certain Receivables Purchase and Sale Agreement dated as of May 30, 1996 (the "Agreement");

WHEREAS, HAI obtained financing from LPC Mortgage Company which financing is insured by HUD [Project No. 043-43088-PM];

WHEREAS, ACC obtained financing from JP Mortgage Company which financing is insured by HUD [Project No. 043-43088-PM] (references herein to existing financing of HAI and ACC shall mean the above financing and shall be referred to herein as the HUD financing); and

WHEREAS, Seller and Purchaser now desire to enter into this Amendment in accordance with the terms set forth below.

NOW, THEREFORE, the parties hereto agree that the Agreement is amended as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined or amended herein shall have the meanings ascribed to them in the Agreement.

2. ADDITIONAL SELLERS. Health America, Inc. and American Care Center, Inc. shall from and hereafter be additional Sellers for all purposes of the Agreement and the other Purchase Documents.

3. FINANCING OF RECEIVABLES OF NEW SELLERS. Purchaser and Seller hereby agree that Purchaser shall make advances against Receivables generated by the New Sellers on the same terms and conditions applicable to the Original Sellers under the Loan Agreement, and that accordingly the Purchase Discount, Initial Payment, Reserves and other terms relating to the financing of Batches under the Agreement shall apply to the New Sellers


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in the identical manner that they apply to the Original Sellers. Purchaser and
Seller acknowledge and agree, however, that the creation of a Lien against Receivables generated by either or both of the New Sellers, or the sale of any such Receivables to Purchaser, would violate the terms of financings that exist between the New Sellers and HUD. Therefore, for all purposes of the Agreement (as amended hereby) and the other Purchase Documents, Purchaser and Seller agree as follows:

a) although the existence of Liens in favor of HUD with respect to Receivables of either or both of the New Sellers prevents such Receivables from qualifying as Eligible Receivables, Purchaser will not reject any Offers made by either of the New Sellers solely by reason of the existence of such Liens;

b) notwithstanding Section 2.8 of the Agreement, the financings of Receivables of the New Sellers shall be treated as unsecured loans as distinguished from sales of Receivables, as Purchaser shall have no security interests in any of the assets of either of the New Sellers;

c) Receivables of the New Sellers will be collected in accordance with the same lockbox an other collection procedures that have been established pursuant to the Purchase Documents with respect to all Receivables of the Original Sellers;

d) Seller will notify Purchaser immediately in the event that either of the New Sellers is notified that the financings contemplated by the Agreement (as amended hereby) violates in any respect any of the agreements between either of the New Sellers under the Purchase Documents with respect to Receivables of the New Sellers that have been financed by Purchaser shall become immediately due and payable;

e) in the event that the financing relationships of the New Sellers with HUD are altered following the date hereof so as to permit Purchaser to be granted a security or ownership interest in Receivables of either or both of the New Sellers, (which event is not anticipated) or the security interest in any of the Related Security of the New Sellers, the Agreement and the other Purchase Documents shall be amended so as to grant Purchaser such permitted security interests;

f) for so long as the Purchase Documents remain in effect neither of the New Sellers shall grant, or otherwise permit to be granted, in favor of any other Person (other than in connection with the HUD financings) any Lien or other security interest in any of their respective assets other than purchase money security interests or liens and security interests or liens arising out of equipment leases; and

g) the parties specifically acknowledge and agree that for all purposes of Sections 7.16 and 7.17 of the Agreement each of the New Sellers shall be treated as an additional entity comprising Seller, and that the indemnity obligations set forth in Section 7.16 shall


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apply specifically to any liabilities, obligations, losses, damages, penalties, action, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, reasonable attorneys' fees and expenses) that may be payable to HUD or any other Person associated with the financings provided by HUD.

Notwithstanding the foregoing, the New Sellers shall not be jointly and severally liable for any obligations of the other Sellers if such joint and several liability is in violation of any of the express terms of the HUD financing, a copy of which express terms has been furnished to Purchaser.

4. COUNTERPARTS. This Amendment may be executed in several counterparts, and each counterpart when so executed shall be deemed an original.

5. NO CHANGE. Except as expressly stated herein, the terms, conditions, and provisions of the Agreement, as amended, shall remain in full force and effect and shall not be modified or otherwise affected by the execution of this instrument.



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IN WITNESS WHEREOF, the parties hereto have executed or caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

HEALTHPARTNERS FUNDING, L.P.

By:      HealthPartners Financial Corporation,
         General Partner



By:      /s/ Edward P. [Illegible], Jr.
         ------------------------------------
         Name: Edward P. [Illegible], Jr.
         Title: Senior Vice President



WENDT-BRISTOL DIAGNOSTICS COMPANY, L.P.
1550 Kenny Road
Columbus, Ohio 43212

By:      Wendt-Bristol Diagnostics Company,
         General Partner



By:      /s/ Sheldon A. Gold          [SEAL]
         -----------------------------
Name:    Sheldon A. Gold
Title:   President



THE WENDT-BRISTOL COMPANY
Two Nationwide Plaza, Suite 760
Columbus, Ohio 43215



By:      /s/ Sheldon A. Gold          [SEAL]
         -----------------------------
Name:    Sheldon A. Gold
Title:   President


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ETHAN ALLEN CARE CENTER, INC.
dba Bristol House of Springfield
Two Nationwide Plaza, Suite 760
Columbus, Ohio 43215



By:      /s/ Sheldon A. Gold          [SEAL]
         -----------------------------
Name:    Sheldon A. Gold
Title:   President



WENDT-BRISTOL HOME HEALTH CARE COMPANY
Two Nationwide Plaza, Suite 760
Columbus, Ohio 43215



By:      /s/ Sheldon A. Gold          [SEAL]
         -----------------------------
Name:    Sheldon A. Gold
Title:   President



HEALTH AMERICA, INC.
Two Nationwide Plaza, Suite 760
Columbus, Ohio 43215



By:      /s/ Sheldon A. Gold          [SEAL]
         -----------------------------
Name:    Sheldon A. Gold
Title:   President



AMERICAN CARE CENTER, INC.
Two Nationwide Plaza, Suite 760
Columbus, Ohio 43215



By:      /s/ Sheldon A. Gold          [SEAL]
         -----------------------------
Name:    Sheldon A. Gold
Title:   President


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